HSBC FUNDS

HSBC Frontier Markets Fund
(the “Fund”)

Supplement dated July 1, 2016
to the Prospectus dated February 28, 2016

Effective immediately, Ramzi Sidani will serve as lead portfolio manager for the Fund. Mr. Sidani is a Senior Portfolio Manager at HSBC Global Asset Management (UK) Limited (“AMEU” or “Subadviser”), the investment subadviser of the Fund.

The “Portfolio Managers” section in the HSBC Frontier Markets Fund’s summary section in the Prospectus is deleted in its entirety and replaced with the following:

Ramzi Sidani, Senior Portfolio Manager at the Subadviser, serves as Lead Portfolio Manager of the Fund. Christopher Turner, Senior Portfolio Manager at the Subadviser, serves as Co-Portfolio Manager of the Fund. Mr. Sidani has managed the Fund since May, 2016 and Mr. Turner has managed the Fund since June, 2012.

The “Fund Management – Portfolio Managers – HSBC Frontier Markets Fund” section in the Prospectus is deleted in its entirety and replaced with the following:

Ramzi Sidani, Senior Portfolio Manager at AMEU, is responsible for the day-to-day portfolio management of the Fund. Mr. Sidani joined AMEU on May 31, 2016 and is a member of the Subadviser’s Frontier Emerging Markets team. Prior to joining AMEU, Mr. Sidani was a portfolio manager with SHUAA Asset Management in Dubai. Prior to that, he was a member of the acquisitions team at the Dubai Group. He has been working in the asset management industry since 2007. Mr. Sidani holds a BBA in Finance from American University of Beirut, a MSc in Finance from Boston College and a MBA from Lebanese American University.

Christopher Turner, Senior Portfolio Manager at AMEU, is responsible for the day-to-day portfolio management of the Fund. Mr. Turner joined AMEU on June 25, 2012 and is a member of the Subadviser’s Frontier Emerging Markets team. Mr. Turner was a private investor from November 2010 through June 2012. From June 2007 through November 2010, Mr. Turner was an emerging markets equity fund manager with EMSO Partners, an emerging markets hedge fund sponsor. Prior to that, he was a Fund Manager in emerging markets equity with Morley Fund Management (now Aviva Investors) and previously spent more than ten years with Morgan Grenfell Asset Management (now Deutsche Asset Management) in a similar role. He has been working in the asset management industry since 1986. Mr. Turner holds a BSc in Mathematics from University College London.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE